Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thunder Mountain Gold, Inc., (the "Company") on Form 10-Q for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric T. Jones, Chief Financial Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thunder Mountain Gold, Inc.

        /s/ Eric T. Jones                                                                     DATE:  August 14, 2008

       Eric R. Jones, Secretary/Treasurer and

       Chief Financial Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Thunder Mountain Gold, Inc. and will be retained by Thunder Mountain Gold, Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.

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